GUIDESTONE FUNDS
Supplement dated September 30, 2021
to
Prospectus dated May 1, 2021
This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
I.  FEES AND EXPENSES CHANGES FOR THE STRATEGIC ALTERNATIVES FUND
Under the heading “Fees and Expenses” for the Strategic Alternatives Fund, on page 92, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee(1)	0.98%	0.98%
Other expenses	0.14%	0.40%
Dividend or interest expense on short sales	0.11%	0.11%
Acquired fund fees and expenses	0.07%	0.07%
Total annual Fund operating expenses	1.30%	1.56%
Fee waiver or reimbursement(1)(2)	(0.04%)	0.02%
Total annual Fund operating expenses (after fee waiver or reimbursement)	1.26%	1.58%
(1)
The management fee has been restated to reflect the estimated management fee for the current fiscal year, and the fee waiver or reimbursement has been updated to reflect estimated amounts for the current fiscal year.
(2)
The Adviser has agreed to pay, waive or assume expenses to the extent needed to limit total annual operating expenses (excluding extraordinary expenses) to 1.08% for the Institutional Class and 1.40% for the Investor Class (the “Expense Limitation”). This Expense Limitation applies to Fund operating expenses only and will remain in place until April 30, 2022. If expenses fall below the levels noted above within three years from the date on which the Adviser made such payment, waiver or assumption, the Fund may reimburse the Adviser so long as the reimbursement does not cause the Fund to exceed the Expense Limitation on the date on which: (i) the expenses were paid, waived or assumed; or (ii) the reimbursement would be made, whichever is lower. The contractual Expense Limitation can only be terminated by the Board of Trustees of GuideStone Funds.
Under the heading “Fees and Expenses” for the Strategic Alternatives Fund, on page 92, the Expense Example table is deleted in its entirety and replaced with the following:
	Institutional Class	Investor Class
1 Year	$128	$161
3 Years	$408	$495
5 Years	$709	$852
10 Years	$1,564	$1,858
II.  SUB-ADVISER CHANGES FOR THE DEFENSIVE MARKET STRATEGIES ® FUND
Effective in October 2021 or as soon as practicable thereafter, Neuberger Berman Investment Advisers LLC (“Neuberger Berman”) and PGIM Quantitative Solutions LLC (“PGIM QS”) will become new sub-advisers to the Defensive Market Strategies® Fund (“DMSF”). In addition, AQR Capital Management, LLC (“AQR”) and Parametric Portfolio Associates LLC (“Parametric”) (solely with respect to the options equity strategy) will no longer serve as sub-advisers to DMSF. Upon effectiveness of their terminations, which will occur in October 2021 or as soon as practicable thereafter, all references to AQR and all references to Michael Zaslavsky, CFA, and Alex Zweber, CFA, as portfolio managers of Parametric are deleted in their entirety.
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In the section “Sub-Advisers and Portfolio Managers” for DMSF, on page 109, the disclosures for Neuberger Berman and PGIM QS are added in alphabetical order, and the disclosure for Parametric is deleted in its entirety and replaced with the following:

Neuberger Berman Investment Advisers LLC
Derek Devens, CFA Managing Director and Senior Portfolio Manager	Since October 2021
Rory Ewing Senior Vice President and Portfolio Manager	Since October 2021
Eric Zhou Vice President and Portfolio Manager	Since October 2021

Parametric Portfolio Associates LLC
Paul Bouchey, CFA Global Head of Research	Since November 2020
Richard Fong, CFA Senior Portfolio Manager	Since November 2020
Justin Henne, CFA Managing Director, Investment Strategy	Since November 2020
Perry Li, CFA, FRM Senior Investment Strategist	Since January 2018
Thomas Seto Head of Investment Management	Since March 2014

PGIM Quantitative Solutions LLC
Devang Gambhirwala Principal and Portfolio Manager	Since October 2021
Joel M. Kallman, CFA Vice President and Portfolio Manager	Since October 2021
Marcus M. Perl Principal and Portfolio Manager	Since October 2021
Under the heading “Sub-Advisers,” beginning on page 197, the disclosures pertaining to Neuberger Berman and PGIM QS are added in alphabetical order for DMSF, and the disclosure pertaining to Parametric for DMSF, on page 197, is deleted in its entirety and replaced with the following:
Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), 1290 Avenue of the Americas, New York, New York 10104: Neuberger Berman is a registered investment adviser and, together with its affiliates, had approximately $433 billion in assets under management as of June 30, 2021. The firm provides discretionary and/or non-discretionary investment management services to a variety of clients, such as individuals, institutions, registered investment companies, non-U.S. registered funds, collective investment trusts and private investment funds. Derek Devens, CFA, Rory Ewing and Eric Zhou are the portfolio managers responsible for the daily management of an assigned portion of the Defensive Market Strategies Fund. Mr. Devens is Managing Director and Senior Portfolio Manager; Mr. Ewing is Senior Vice President and Portfolio Manager; and Mr. Zhou is Vice President and Portfolio Manager. Messrs. Devens, Ewing and Zhou all joined Neuberger Berman in 2016.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, ETFs, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of June 30, 2021, Parametric had total firm assets under management of approximately $410.8 billion. Parametric uses a
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team approach to manage an assigned portion of the Defensive Market Strategies Fund. The team includes Paul Bouchey, CFA, Global Head of Research, Richard Fong, CFA, Senior Portfolio Manager, Justin Henne, CFA, Managing Director, Investment Strategy, Perry Li, CFA, FRM, Senior Investment Strategist, and Thomas Seto, Head of Investment Management. Messrs. Bouchey, Fong, Henne, Li and Seto have been with the firm for more than five years.
PGIM Quantitative Solutions LLC (“PGIM QS”), Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102: PGIM QS is a registered investment adviser and began managing multi-asset portfolios for institutional investors in 1975. As of June 30, 2021, the firm had assets under management of approximately $119.7 billion in quantitative equity and global multi-asset solutions for global client base of pension funds, endowments, foundations, sovereign wealth funds and sub-advisory accounts. PGIM QS uses a team approach to manage the firm’s assigned portion of the Defensive Market Strategies Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the portfolio account are Devang Gambhirwala, Principal and Portfolio Manager, Joel M. Kallman, CFA, Vice President and Portfolio Manager, and Marcus M. Perl, Principal and Portfolio Manager. Messrs. Gambhirwala, Kallman and Perl each have more than five years of experience with PGIM QS.
III.  PORTFOLIO MANAGER UPDATES FOR THE GLOBAL REAL ESTATE SECURITIES FUND
Effective September 30, 2021, John Hammond will no longer serve as a portfolio manager to the portion of the Global Real Estate Securities Fund managed by RREEF America L.L.C. (“RREEF”). All references to Mr. Hammond are deleted in their entirety.
In the section “Sub-Advisers and Portfolio Managers” for the Global Real Estate Securities Fund, beginning on page 127, the disclosure for RREEF is deleted in its entirety and replaced with the following:

RREEF America L.L.C.
Barry McConnell Senior Portfolio Manager Liquid Real Assets	Since October 2021
Chris Robinson Regional Head of Liquid Real Assets	Since September 2013
Robert Thomas Head of Investment Strategy Liquid Real Assets	Since January 2017
David W. Zonavetch, CPA Head of Investment Strategy Liquid Real Assets	Since August 2013
Under the heading “Sub-Advisers,” the disclosure pertaining to RREEF for the Global Real Estate Securities Fund, on page 199, is deleted in its entirety and replaced with the following:
RREEF America L.L.C. (“RREEF”), 222 South Riverside Plaza, Floor 34, Chicago, Illinois 60606: Founded in 1975, RREEF’s Real Estate business had approximately $1.0 trillion in total assets under management as of June 30, 2021. The Global Real Estate Securities strategy is managed on a team basis under the leadership of John Vojticek, Head and Chief Investment Officer, Liquid Real Assets DWS. The team is led by regional portfolio managers: David W. Zonavetch, CPA, and Robert (Bob) Thomas, who both hold the title of Head of Investment Strategy Liquid Real Assets and are co-lead portfolio managers for the Americas Real Estate Securities business. The team also includes Chris Robinson, Regional Head of Liquid Real Assets, lead portfolio manager for the Asia Pacific Real Estate Securities business, and Barry McConnell, Senior Portfolio Manager Liquid Real Assets, lead portfolio manager for the European Real Estate Securities business. Messrs. Zonavetch and Robinson have each been with the firm for over 15 years, and Mr. McConnell has been with the firm since 2007. Each of Messrs. Zonavetch, Robinson and McConnell are primarily responsible for the day-to-day operations, as well as final decisions on stock selection and property sector allocation (where appropriate), for an assigned portion of the Global Real Estate Securities Fund. Mr. Thomas has over 18 years of industry experience. Prior to joining RREEF in 2017, Mr. Thomas served as the Head of the North American Property Equities and Portfolio Manager at Henderson Global Investors and Co-Head of North American Listed Real Estate at AMP Capital Investors.
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IV.  UPDATE TO PRINCIPAL INVESTMENT STRATEGIES FOR THE SMALL CAP EQUITY FUND
In the section “Principal Investment Strategies” for the Small Cap Equity Fund, on page 140, the first bullet point is deleted in its entirety and replaced with the following in order to update the market capitalization range for the Russell 2000 ® Index:
•
The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities, which may include stock, stock futures, rights, warrants or securities convertible into stock, of U.S. companies that, at the time of purchase, are in the small capitalization segment of the U.S. equity market, generally consistent with the capitalization range of companies comprising the Russell 2000® Index. The market capitalization range of the Russell 2000® Index changes with market conditions and due to modifications in its member composition. As of May 7, 2021, the market capitalization in the Russell 2000® Index ranged from $257.1 million to $7.3 billion. The Fund’s portfolio is not limited to the companies listed in the Russell 2000® Index and, as such, is diversified among a large number of companies across different industries and economic sectors, such as the financial services sector. Because the Fund may continue to hold a security whose market capitalization increases or decreases over time, a portion of the Fund’s holdings may have market capitalizations outside the range of the Russell 2000® Index at any given time.
V.  PORTFOLIO MANAGER UPDATES FOR THE INTERNATIONAL EQUITY FUND
Effective December 31, 2021, Kurt R. Winrich, CFA, will no longer serve as a portfolio manager to the portion of the International Equity Fund managed by WCM Investment Management, LLC (“WCM”). All references to Mr. Winrich will be deleted in their entirety upon effectiveness of his retirement.
In the section “Sub-Advisers and Portfolio Managers” for the International Equity Fund, on page 154, the disclosure for WCM will be deleted in its entirety and replaced with the following:

WCM Investment Management, LLC
Sanjay Ayer, CFA Portfolio Manager and Business Analyst	Since June 2020
Paul R. Black Co-CEO and Portfolio Manager	Since April 2019
Peter J. Hunkel Vice President and Portfolio Manager	Since April 2019
Michael B. Trigg Senior Vice President and Portfolio Manager	Since April 2019
Under the heading “Sub-Advisers,” the disclosure pertaining to WCM for the International Equity Fund, on page 203, is deleted in its entirety and replaced with the following:
WCM Investment Management, LLC (“WCM”), 281 Brooks Street, Laguna Beach, California 92651: WCM is an investment advisory firm, registered with the SEC that specializes in providing innovative, equity investment advisory services. WCM was founded in 1976. As of June 30, 2021, the firm had assets under management of approximately $97.7 billion. WCM uses a team approach to manage an assigned portion of the International Equity Fund. The team is led by Sanjay Ayer, CFA, Portfolio Manager and Business Analyst, Paul R. Black, Co-CEO and Portfolio Manager, Peter J. Hunkel, Vice President and Portfolio Manager, and Michael B. Trigg, Senior Vice President and Portfolio Manager. Each portfolio manager has been employed with WCM for five years or more.
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VI.  CHANGE TO PURCHASE AND SALE OF FUND SHARES
In the section “Purchase of Fund Shares,” the second paragraph of the disclosure for Institutional Class Shares, on page 161, is deleted in its entirety and replaced with the following:
Participant-directed employee benefit plans that are not serviced by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) are not eligible to purchase Institutional Class shares directly from the Funds but may do so through certain authorized financial intermediaries. If Institutional Class shares are purchased through a GuideStone-Serviced Plan or a participant-directed employee benefit plan serviced by an authorized financial intermediary other than GuideStone Financial Resources, the policies, procedures and minimum investment requirements relating to these purchases will differ from those set forth herein, and additional fees may apply to your investment in the Fund(s). A “GuideStone-Serviced Plan” means an employee benefit plan that allows its participants to direct their own investments, and through which recordkeeping and other administrative services are provided by GuideStone Financial Resources under an agreement permitting the purchase of Institutional Class shares. Simplified Employee Pension Plan (“SEP”) IRAs are treated as IRAs and not employee benefit plans herein. For more information about Institutional Class shares, please contact GuideStone at 1-888-GS-FUNDS (1-888-473-8637).
VII.  CHANGES TO FUNDS BENCHMARKS
Effective August 24, 2021, the Bloomberg Barclays fixed income indexes were rebranded as the Bloomberg Indices. As a result, references to these indexes have been updated as noted in the following table:
Old Benchmark Name	New Benchmark Name
Bloomberg Barclays US Treasury 1-3 Year Index	Bloomberg US Treasury 1-3 Year Index
Bloomberg Barclays 1-3 Month US Treasury Bill Index	Bloomberg 1-3 Month US Treasury Bill Index
Bloomberg Barclays US Aggregate Bond Index	Bloomberg US Aggregate Bond Index
Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Global Aggregate Bond Index
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index
In the section “Disclaimers,” beginning on page 187, the first paragraph is deleted in its entirety and replaced with the following:
“Bloomberg®” and the Bloomberg US Treasury 1-3 Year Index, Bloomberg 1-3 Month US Treasury Bill Index, Bloomberg US Aggregate Bond Index, Bloomberg Global Aggregate Bond Index and Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index (collectively, the “Bloomberg Indexes”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by GuideStone Financial Resources and its affiliates.
The Target Date Funds, Target Risk Funds (except the Aggressive Allocation Fund), Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund and Strategic Alternatives Fund (collectively, “Certain Funds”) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Certain Funds or any member of the public regarding the advisability of investing in securities generally or in the Certain Funds particularly. The only relationship of Bloomberg to GuideStone Financial Resources and its affiliates is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Index/Indexes, which is determined, composed and calculated by BISL without regard to GuideStone Financial Resources and its affiliates or the Certain Funds.
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Bloomberg has no obligation to take the needs of GuideStone Financial Resources or its affiliates or the owners of the Certain Funds into consideration in determining, composing or calculating the Bloomberg Indexes. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Certain Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Certain Funds customers, in connection with the administration, marketing or trading of the Certain Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG INDEXES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY GUIDESTONE FINANCIAL RESOURCES AND ITS AFFILIATES, OWNERS OF THE CERTAIN FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG INDEXES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG INDEXES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE CERTAIN FUNDS OR BLOOMBERG INDEXES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
VIII.  CHANGE TO OTHER INFORMATION
Under the heading “Other Information,” the disclosure for Open an IRA or Other GuideStone Investment Account, on page 207, is deleted in its entirety and replaced with the following:
Open an IRA or Other GuideStone Investment Account: Shares of a Fund are available to eligible investors for purchase through IRAs, Roth IRAs, SEP IRAs and other GuideStone investment accounts. BNY Mellon Investment Servicing Trust Company serves as custodian of the IRAs. Eligible investors may also establish an account in the name of a trust established solely by one or more eligible investors and/or an account for a minor. Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts may provide special tax advantages. For more details and applications, call the Trust at 1-888-GS-FUNDS (1-888-473-8637).
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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GUIDESTONE FUNDS
Supplement dated September 30, 2021
to
Statement of Additional Information (“SAI”) dated May 1, 2021
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.  CHANGE TO DESCRIPTION OF INVESTMENTS AND RISKS
Under the heading “Description of Investments and Risks,” beginning on page 4, the paragraphs associated with sub-section China under the section entitled Foreign Securities and Obligations, which begins on page 15, are deleted in their entirety and replaced with the following:
China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; and (vii) the risk that certain companies in which a Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a Fund invests.
The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund’s investments. Recently, the United States and China have announced that each country would impose certain tariffs on exports from the other country. Though the impact and duration of such tariffs is uncertain the imposition of tariffs by either country may negatively affect each country’s economy and the U.S. and foreign markets and may negatively affect a Fund’s investment.
The Chinese government has taken positions that prevent the U.S. Public Company Accounting Oversight Board (“PCAOB”) from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. Audits performed by PCAOB-registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Accordingly, information about the Chinese securities in which the Funds invest may be less reliable or complete. Under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm.
China A-Shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-Shares”). Foreign
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investment in A-Shares on the SSE and SZSE is historically not permitted other than through a license granted under regulations in the People’s Republic of China (“PRC”) known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) systems. Each license permits investment in A-Shares only up to a specified quota.
Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. A Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market. In the event that a Fund invests in A-Shares directly, a Fund may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.
The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for a Fund’s intended scope of investment.
The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future, and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion.
Investment in eligible A-Shares listed and traded on the SSE is now permitted through the Stock Connect program. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Funds may invest in other investment companies that invest in A-Shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a Fund’s trading of eligible A-Shares listed on the SSE would be effectuated through its Hong Kong broker.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-Shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a Fund will be permitted to sell A-Shares regardless of the quota balance). These limitations may restrict a Fund from investing in A-Shares on a timely basis, which could affect a Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-Shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-Shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-Shares through Stock Connect may subject a Fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading.

In addition, Renminbi (“RMB”)-denominated bonds issued in the PRC by Chinese credit, government, and quasi-governmental issuers (“RMB Bonds”) are available on the China interbank bond market (“CIBM”) to eligible foreign investors through the CIBM Direct Access Program and through the “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program. Investments in bonds through either program will be subject to a number of additional risks and restrictions that may affect a Fund’s investments and returns.
The Bond Connect program and the CIBM Direct Access Program are relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the programs as published or applied by the relevant authorities of the PRC are untested and are subject to change from time to time. There can be no assurance that the Bond Connect program and/or the CIBM Direct Access Program will not be restricted, suspended or abolished. If such event occurs, a Fund’s ability to invest in the CIBM through the CIBM Direct Access Program will be adversely affected.
Under the prevailing PRC regulations, eligible foreign investors who wish to participate in the Bond Connect program may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. A Fund is therefore subject to the risk of default or errors on the part of such agents.
Under the prevailing PRC regulations, eligible foreign institutional investors who wish to invest directly in CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. A Fund is therefore subject to the risk of default or errors on the part of such agent.
Trading through the Bond Connect program is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In addition, where a Fund invests in the CIBM through the Bond Connect program, it may be subject to risks of delays inherent in the order placing and/or settlement.The Central Moneymarkets Unit of the Hong Kong Monetary Authority (“HKMA”) is the “nominee holder” of the bonds acquired by a Fund through the Bond Connect program. Whilst the relevant authorities of the PRC have expressly stated that Bond Connect investors will enjoy the rights and interests of the bonds acquired through the Bond Connect program in accordance with applicable laws, the exercise and the enforcement of beneficial ownership rights over such bonds in the courts in China is yet to be tested. In addition, in the event that the nominee holder (i.e., the HKMA) becomes insolvent, such bonds may form part of the pool of assets of the nominee holder available for distribution to its creditors and a Fund, as a beneficial owner, may have no rights whatsoever in respect thereof.Investing in RMB Bonds involves additional risks, including, but not limited to, the fact that the economy of China differs, often unfavorably, from the U.S. economy, including, among other things, currency revaluation, structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others.
The RMB is currently not a freely convertible currency. The Chinese government places strict regulation on the RMB and sets the value of the RMB to levels dependent on the value of the U.S. dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of a Fund’s investments.
On January 11, 2021, Executive Order 13959 “Addressing the Threat from Securities Investments That Finance Communist Chinese Military Companies” (“EO 13959”) took effect, as interpreted and enforced by the U.S. Department of the Treasury's Office of Foreign Assets Control (“OFAC”). This Executive Order prohibits U.S. investors on or after that date from purchasing: (i) any security on the list on OFAC’s website containing the names of entities identified in or pursuant to EO 13959 as Communist Chinese military companies (“CCMCs”);

(ii) any securities of a CCMC subsidiary with a name that exactly or closely matches the name of an entity identified in the Annex to EO 13959 or the name of any CCMC listed by the Departments of Treasury or Defense; or (iii) any securities that are derivative of, or are designed to provide investment exposure to, the publicly traded securities of any CCMC (or subsidiary with a name that exactly or closely matches the name of a CCMC listed by Treasury or Defense), all as defined in EO 13959 and the related OFAC FAQs. The effect of EO 13959 is that the Funds (and other U.S. investors) are not able to purchase a number of Chinese companies any number of which previously would have been held by the Funds, and the Funds (and other U.S. investors) are required to divest of any present holdings of prohibited securities by November 11, 2021. EO 13959 may cause the Funds to forgo investment opportunities that they previously had been able to take advantage of, and the addition of any Chinese companies that the Funds continue to hold to OFAC's list in the future may result in downward price pressure as U.S. investors seek to divest those securities in compliance in with the order, which could lead to losses for a Fund. Such government prohibitions may affect the value of the securities held in the portfolio directly or indirectly as well as negatively impact the market for other China-based issuers resulting in reduced liquidity and price declines. The government prohibition also could lead to the inability to transact in the securities of other companies within the Greater China Region as the result of escalating trade tensions between the U.S. and China. The prohibition took effect on January 11, 2021, but it is unclear whether the Executive Order will continue in effect under the new Presidential administration or be amended. Further, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Funds.
II.  UPDATE TO NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
In the section disclosing “Non-Fundamental Investment Restrictions,” beginning on page 56, the third non-fundamental investment restriction is deleted in its entirety.
III.  CHANGE TO MANAGEMENT OF THE FUNDS
Effective as of May 25, 2021, David Cox, Sr. was appointed to the Compliance and Risk Committee of the Board of Trustees of GuideStone Funds.
The section entitled Compliance and Risk Committee, on page 62, is deleted in its entirety and replaced with the following:
Compliance and Risk Committee. The Board has a Compliance and Risk Committee comprised of Messrs. Cox, Evans, Hartis and Morgan and Dr. Hahn, the majority of whom are Independent Trustees. Pursuant to its charter, the Compliance and Risk Committee has the responsibility, among other things, to (1) oversee generally the management of the Trust’s operational, information security, compliance, regulatory, strategic, reputational and other risks; (2) oversee generally matters relating to the Trust’s compliance controls and related policies and procedures; and (3) act as a liaison between the CCO of the Trust and the full Board when necessary and appropriate. The Compliance and Risk Committee was established in February 2015. During the fiscal year ended December 31, 2020, there were four meetings of the Compliance and Risk Committee.
IV.  SUB-ADVISER CHANGES TO THE DEFENSIVE MARKET STRATEGIES® FUND
Effective in October 2021 or as soon as practicable thereafter, Neuberger Berman Investment Advisers LLC and PGIM Quantitative Solutions LLC will become new sub-advisers to the Defensive Market Strategies® Fund (“DMSF”). In addition, AQR Capital Management, LLC (“AQR”) and Parametric Portfolio Associates LLC (“Parametric”) (solely with respect to the options equity strategy) will no longer serve as sub-advisers to DMSF. Upon effectiveness of AQR’s termination, which will occur in October 2021 or as soon as practicable thereafter, any reference to AQR with respect to DMSF will be deleted in its entirety.

In the section disclosing “Control Persons of Sub-Advisers” for the DMSF, beginning on page 72, the following paragraphs are added in alphabetical order:
Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), 1290 Avenue of the Americas, New York, New York 10104: Neuberger Berman is directly owned by Neuberger Berman Investment Advisers Holdings LLC and Neuberger Berman AA LLC, which are subsidiaries of Neuberger Berman Group LLC (“NBG”). NBG is a holding company the subsidiaries of which provide a broad range of global investment solutions to institutions and individuals. NBG’s voting equity is wholly owned by NBSH Acquisition, LLC, which is controlled by Neuberger Berman employees.
PGIM Quantitative Solutions LLC (“PGIM QS”), Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102: PGIM QS is a registered investment adviser and began managing multi-asset portfolios for institutional investors in 1975. PGIM QS is a wholly owned subsidiary and independently-operated subsidiary of PGIM, Inc. (“PGIM”), the global investment management business of Prudential Financial, Inc. (“Prudential”), a publicly traded company on the New York Stock Exchange (NYSE: PRU). PGIM is a wholly owned subsidiary of PGIM Holding Company LLC, which is a wholly owned subsidiary of Prudential.
In the section disclosing Portfolio Manager Compensation, beginning on page 88, the following disclosure pertaining to PGIM Quantitative Solutions LLC is added in alphabetical order. This information is current as of December 31, 2020.
PGIM Quantitative Solutions LLC (“PGIM QS”). PGIM QS’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. PGIM QS regularly utilizes third party surveys to compare the firm’s compensation program against leading asset management firms to monitor competitiveness.
An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to PGIM QS’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the performance of certain PGIM QS strategies; and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (PGIM QS’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of a fund (or any other individual account managed by PGIM QS).
The annual cash bonus pool is determined quantitatively based on two primary factors: (i) investment performance of composites representing PGIM QS’s various investment strategies on a one- and three-year basis relative to appropriate market peer groups and the indexes against which PGIM QS’s strategies are managed; and (ii) business results as measured by PGIM QS’s pre-tax income.
In “Appendix C – Descriptions of Proxy Voting Procedures,” the following disclosure is added in alphabetical order:
PGIM Quantitative Solutions LLC (“PGIM QS”). It is the policy of PGIM QS to vote proxies on client securities in the best long-term economic interest of clients (i.e., the mutual interests of clients in seeing the appreciation in value of a common investment over time). In the case of pooled accounts, PGIM QS’s policy is to vote proxies on securities in such account in the best long-term economic interest of the pooled account. In the event of any actual or potential conflict of interest between PGIM QS and its clients or affiliates, PGIM QS votes in accordance with the policy of its proxy voting advisor rather than its own policy.
v

PGIM QS’s proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM QS’s judgment of how to further the best long-range economic interest of clients through the shareholder voting process. They also reflect PGIM QS’s general philosophy on corporate governance matters and its approach to governance and other issues that may often arise when voting ballots on the various securities held in client accounts. PGIM QS’s guidelines are not intended to limit the analysis of individual issues at specific companies nor do they indicate how the firm will vote in every instance. Rather, they express PGIM QS’s views about various ballot issues generally, and provide insight into how the firm typically approaches such issues. PGIM QS may consider Environmental, Social and Governance (ESG) factors in its voting decisions. Where ballot issues are not addressed by PGIM QS’s policy, or when circumstances may suggest a vote not in accordance with the firm’s established guidelines, PGIM QS’s voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal, as well as any circumstances that may result in restrictions on trading the security. Case-by-case, or manual, evaluation of a ballot item entails consideration of various, specific factors as they relate to a particular issuer and/or proposed action. For example, when performing manual evaluation of a ballot item relating to executive compensation (which will generally occur if PGIM QS receives research suggesting a vote “against” the item), the firm considers such factors as stock performance, financial position and compensation practices of the issuer relative to its peers, change in control, tax gross-up and clawback policies of the issuer, pay inequality and other corporate practices, although not all factors may be relevant or of equal significance to a specific matter. With respect to contested meetings, which the firm always vote on a case-by-case basis, PGIM QS considers research provided by the firm’s proxy advisor as well as other sources of information available in the marketplace, in order to understand the issues on both sides of the contest and determine the firm’s view. With respect to mergers and acquisitions, PGIM QS considers whether a fairness opinion as to valuation has been obtained. With respect to non-U.S. holdings, PGIM QS takes into account additional restrictions in some countries that might impair the firm’s ability to trade those securities or have other potentially adverse economic consequences, and generally votes non-U.S. securities on a best efforts basis if PGIM QS determines that voting is in the best economic interest of clients. PGIM QS may be unable to vote proxies in countries where clients or their custodians do not have the ability to cast votes due to lack of documentation or operational capacity, or otherwise. A fund determines whether fund securities out on loan are to be recalled for voting purposes, and PGIM QS is not involved in any such decision. PGIM QS’s Proxy Voting Committee includes representatives of PGIM QS’s Investment, Operations, Compliance, Risk and Legal teams. This committee is responsible for interpreting the proxy voting policy, identifying conflicts of interest and periodically assessing the effectiveness of the policies and procedures.
PGIM QS utilizes the services of a third party proxy voting advisor, and has directed the proxy advisor, upon receipt of proxies, to vote in a manner consistent with PGIM QS’s established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). PGIM QS conducts regular due diligence on its proxy advisor. In accordance with its obligations under the Advisers Act, PGIM QS provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client’s securities.

V.  PORTFOLIO MANAGER UPDATE FOR THE GLOBAL REAL ESTATE SECURITIES FUND
Effective as of September 30, 2021, John Hammond will no longer serve as a portfolio manager to the portion of the Global Real Estate Securities Fund managed by RREEF America L.L.C. Effective October 1, 2021, Mr. Hammond will transfer his portfolio management responsibilities to Barry McConnell, and all references to Mr. Hammond are deleted in their entirety.
VI.  PORTFOLIO MANAGER UPDATE FOR THE INTERNATIONAL EQUITY FUND
Effective as of December 31, 2021, Kurt Winrich, CFA, will no longer serve as a portfolio manager to the portion of the International Equity Fund managed by WCM Investment Management, LLC. Upon effectiveness, all references to Mr. Winrich will be deleted in their entirety.

VII.  CHANGES TO OTHER ACCOUNTS MANAGED
The Other Accounts Managed table, beginning on page 78, is amended as follows to update the disclosures for Neuberger Berman Investment Advisers LLC and RREEF America, L.L.C. and to add disclosure for PGIM Quantitative Solutions LLC. The information is current as of December 31, 2020, except as otherwise noted.
Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Neuberger Berman Investment Advisers LLC
Ashok K. Bhatia, CFA	5	$ 3,117	15	$ 4,706	32	$ 3,320	N/A	N/A	1	$ 1,964	N/A	N/A
David M. Brown, CFA	9	$ 5,919	54	$ 24,131	91	$ 38,803	N/A	N/A	2	$ 2,103	2	$ 159
Dered Devens, CFA†	3	$ 495	4	$ 2,225	62	$ 4,874	N/A	N/A	N/A	N/A	N/A	N/A
Rory Ewing†	3	$ 495	4	$ 2,225	44	$ 4,500	N/A	N/A	N/A	N/A	N/A	N/A
Adam Grotzinger, CFA	5	$ 3,926	18	$ 5,566	35	$ 4,960	N/A	N/A	1	$ 1,964	N/A	N/A
Jon Jonsson	3	$ 81	10	$ 2,567	24	$ 1,320	N/A	N/A	1	$ 139	1	$ 47
Brad C. Tank	8	$ 5,541	17	$ 4,700	31	$ 3,187	N/A	N/A	1	$ 1,964	N/A	N/A
Eric Zhou†	N/A	N/A	N/A	N/A	16	$ 3,603	N/A	N/A	N/A	N/A	N/A	N/A
PGIM Quantitative Solutions LLC†
Devang Gambhirwala	16	$ 2,491	10	$ 2,727	34	$ 4,566	N/A	N/A	N/A	N/A	5	$1,847
Joel M. Kallman, CFA	32	$ 65,028	3	$ 1,808	11	$ 839	N/A	N/A	N/A	N/A	N/A	N/A
Marcus M. Perl	32	$ 65,028	3	$ 1,808	11	$ 839	N/A	N/A	N/A	N/A	N/A	N/A

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
RREEF America L.L.C.
Barry McConnell†	1	$ 258	12	$ 1,956	11	$ 1,769	N/A	N/A	2	$ 110	2	$ 176
Chris Robinson	1	$ 237	16	$ 2,785	15	$ 1,760	N/A	N/A	2	$ 97	2	$ 150
Robert Thomas	3	$ 1,497	16	$ 2,549	15	$ 1,802	N/A	N/A	2	$ 97	3	$ 275
David W. Zonavetch, CPA	3	$ 1,497	16	$ 2,549	15	$ 1,802	N/A	N/A	2	$ 97	3	$275
† Information is current as of June 30, 2021.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE